Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
JUNE, 2000



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.9065%



        Excess Protection Level
          3 Month Average  5.30%
          June, 2000  4.89%
          May, 2000  5.47%
          April, 2000  5.56%


        Cash Yield                                  18.78%


        Investor Charge Offs                        4.56%


        Base Rate                                   9.33%


        Over 30 Day Delinquency                     4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $ 54,839,173,315.51


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 6,607,972,797.02